Exhibit 99.2

Synovus

INCOME STATEMENT DATA
(Unaudited)

(In thousands, except per share data)	2018	2017				First Quarter
	First	Fourth	Third	Second	First	‘18 vs. ‘17
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income	$313,134	306,934	297,652	285,510	272,401	15.0%
Interest expense	38,850	37,221	35,080	34,413	32,474	19.6

Net interest income	274,284	269,713	262,572	251,097	239,927	14.3
Provision for loan losses	12,776	8,565	39,686	10,260	8,674	47.3

Net interest income after provision for loan losses	261,508	261,148	222,886	240,837	231,253	13.1

Non-interest income:
Service charges on deposit accounts	19,940	20,372	20,678	20,252	20,118	(0.9)
Fiduciary and asset management fees	13,435	13,195	12,615	12,524	12,151	10.6
Card fees (1)	10,199	9,762	9,729	10,041	9,844	3.6
Brokerage revenue	8,695	7,758	7,511	7,210	7,226	20.3
Mortgage banking income	5,047	5,645	5,603	5,784	5,766	(12.5)
Income from bank-owned life insurance	3,681	3,900	3,232	3,272	3,031	21.4
Cabela’s transaction fee	—	—	75,000	—	—	nm
Investment securities (losses) gains, net	—	—	(7,956)	(1)	7,668	nm
(Decrease)/increase in fair value of private equity investments, net	(3,056)	100	(27)	(1,352)	(1,814)	nm
Other fee income	4,618	4,042	5,094	6,164	4,868	(5.1)
Other non-interest income (1)	4,487	4,578	3,956	4,807	2,981	50.5

Total non-interest income	67,046	69,352	135,435	68,701	71,839	(6.7)

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)	2018	2017				First Quarter
	First	Fourth	Third	Second	First	‘18 vs. ‘17
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Non-interest expense:
Salaries and other personnel expense	113,720	111,243	109,675	105,213	107,191	6.1
Net occupancy and equipment expense	31,480	30,126	30,573	29,933	29,331	7.3
Third-party processing expense	13,945	14,827	13,659	13,620	12,603	10.6
FDIC insurance and other regulatory fees	6,793	6,288	7,078	6,875	6,770	0.3
Professional fees	5,505	6,183	7,141	7,551	5,355	2.8
Advertising expense	5,092	8,081	3,610	5,346	5,912	(13.9)
Foreclosed real estate expense, net	856	1,693	7,265	1,448	2,134	(59.9)
Earnout liability adjustments	—	1,700	2,059	1,707	—	nm
Amortization of intangibles	292	292	292	292	183	59.6
Loss on early extinguishment of debt	—	23,160	—	—	—	nm
Litigation contingency expense	(2,626)	300	401	—	—	nm
Restructuring charges, net	(315)	(29)	519	13	6,511	nm
Other operating expenses	20,437	22,670	23,374	19,749	21,398	(4.5)

Total non-interest expense	195,179	226,534	205,646	191,747	197,388	(1.1)

Income before income taxes	133,375	103,966	152,675	117,791	105,704	26.2
Income tax expense	30,209	74,361	54,668	41,788	33,847	(10.7)

Net income	103,166	29,605	98,007	76,003	71,857	43.6
Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	—

Net income available to common shareholders	$100,607	27,046	95,448	73,444	69,298	45.2%

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)	2018	2017				First Quarter
	First	Fourth	Third	Second	First	‘18 vs. ‘17
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Net income per common share, basic	$0.85	0.23	0.79	0.60	0.57	49.6%

Net income per common share, diluted	0.84	0.23	0.78	0.60	0.56	49.7

Cash dividends declared per common share	0.25	0.15	0.15	0.15	0.15	66.7

Return on average assets *	1.34%	0.37	1.27	1.00	0.96	38	bps
Return on average common equity *	14.62	3.76	13.24	10.34	9.97	465

Weighted average common shares outstanding, basic	118,666	119,282	120,900	122,203	122,300	(3.0)%
Weighted average common shares outstanding, diluted	119,321	120,182	121,814	123,027	123,059	(3.0)

nm - not meaningful

bps - basis points

*	- ratios are annualized

(1)	Beginning January 1, 2018, Synovus began including merchant fees and other card-related fees in Card fees. For periods prior to January 1, 2018, these amounts were previously presented in Other non-interest income and have been reclassified for comparability.

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)	March 31, 2018	December 31, 2017	March 31, 2017
ASSETS
Cash and due from banks	$348,027	397,848	380,493
Interest bearing funds with Federal Reserve Bank	636,947	460,928	622,460
Interest earning deposits with banks	16,851	26,311	24,259
Federal funds sold and securities purchased under resale agreements	57,192	47,846	50,003

Cash and cash equivalents (1)	1,059,017	932,933	1,077,215
Mortgage loans held for sale, at fair value	50,439	48,024	57,686
Investment securities available for sale, at fair value	3,990,978	3,987,069	3,782,942
Loans, net of deferred fees and costs	24,883,037	24,787,464	24,258,468
Allowance for loan losses	(257,764)	(249,268)	(253,514)

Loans, net	24,625,273	24,538,196	24,004,954

Cash surrender value of bank-owned life insurance	543,684	540,958	455,474
Premises and equipment, net	424,342	426,813	412,725
Goodwill	57,315	57,315	57,010
Other intangible assets	10,750	11,254	12,137
Deferred tax asset, net	179,343	165,788	359,121
Other assets	559,887	513,487	460,325

Total assets	$31,501,028	31,221,837	30,679,589

BALANCE SHEET DATA

(Unaudited)

	March 31, 2018	December 31, 2017	March 31, 2017
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$7,381,070	7,686,339	7,264,856
Interest bearing deposits, excluding brokered deposits	16,865,859	16,500,436	16,452,703
Brokered deposits	2,006,578	1,961,125	1,388,153

Total deposits	26,253,507	26,147,900	25,105,712
Federal funds purchased and securities sold under repurchase	185,531	161,190	146,480
agreements
Long-term debt	1,856,392	1,706,138	2,160,867
Other liabilities	249,103	245,043	304,403

Total liabilities	28,544,533	28,260,271	27,717,462

Shareholders’ equity:
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at March 31, 2018, December 31, 2017, and March 31, 2017	125,980	125,980	125,980

BALANCE SHEET DATA

(Unaudited)

	March 31, 2018	December 31, 2017	March 31, 2017
Common stock - $1.00 par value. 118,702,497 shares outstanding at March 31, 2018, 118,897,295 shares outstanding at December 31, 2017, and 122,321,804 shares outstanding at March 31, 2017	143,017	142,678	142,441
Additional paid-in capital	3,039,757	3,043,129	3,025,775
Treasury stock, at cost - 24,314,804 shares at March 31, 2018, 23,780,154 shares at December 31, 2017, and 20,119,614 shares at March 31, 2017	(866,407)	(839,674)	(679,746)
Accumulated other comprehensive loss	(107,952)	(54,754)	(54,751)
Retained earnings	622,100	544,207	402,428

Total shareholders’ equity	2,956,495	2,961,566	2,962,127

Total liabilities and shareholders’ equity	$31,501,028	31,221,837	30,679,589

(1)	In connection with the adoption of ASU 2016-18, Statement of Cash Flows-Restricted Cash, Synovus changed its presentation of cash and cash equivalents to include cash and due from banks as well as interest bearing funds with the Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements, which are inclusive of any restricted cash.

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)	2018	2017
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Taxable investment securities (2)	$4,097,162	3,937,278	3,786,436	3,844,688	3,841,556
Yield	2.34%	2.29	2.11	2.11	2.06
Tax-exempt investment securities (2) (4)	$140	180	259	340	2,730
Yield (taxable equivalent)	6.57%	7.97	7.86	6.87	5.81
Trading account assets (5)	$8,167	7,360	7,823	3,667	6,443
Yield	2.66%	2.78	2.09	2.28	1.72
Commercial loans (3) (4)	$18,963,515	18,935,774	19,059,936	19,137,733	19,043,384
Yield	4.64%	4.49	4.41	4.27	4.16
Consumer loans (3)	$5,899,015	5,704,629	5,440,765	5,215,258	4,992,683
Yield	4.71%	4.54	4.55	4.49	4.40
Allowance for loan losses	$(251,635)	(252,319)	(249,248)	(251,219)	(253,927)

Loans, net (3)	$24,610,895	24,388,084	24,251,453	24,101,772	23,782,140
Yield	4.70%	4.55	4.49	4.36	4.25
Mortgage loans held for sale	$38,360	45,353	52,177	52,224	46,554
Yield	3.95%	3.96	3.88	3.87	4.01
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$516,575	922,296	543,556	561,503	654,322
Yield	1.48%	1.31	1.23	1.00	0.77
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$177,381	159,455	175,263	177,323	170,844
Yield	3.39%	4.03	3.50	2.99	3.42

Total interest earning assets	$29,448,680	29,460,006	28,816,967	28,741,517	28,504,589
Yield	4.31%	4.15	4.11	3.99	3.88

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)	2018	2017
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Bearing Liabilities
Interest bearing demand deposits	$5,032,000	4,976,239	4,868,372	4,837,053	4,784,329
Rate	0.31%	0.28	0.27	0.23	0.19
Money market accounts	$7,561,554	7,514,992	7,528,036	7,427,562	7,424,627
Rate	0.43%	0.36	0.34	0.32	0.31
Savings deposits	$811,587	804,853	803,184	805,019	909,660
Rate	0.03%	0.03	0.03	0.04	0.11
Time deposits under $100,000	$1,143,780	1,166,413	1,183,582	1,202,746	1,215,593
Rate	0.71%	0.70	0.68	0.67	0.64
Time deposits over $100,000	$1,895,545	2,004,031	2,067,347	2,040,924	2,029,713
Rate	1.02%	0.99	0.97	0.94	0.92
Non-maturing brokered deposits	$424,118	546,413	547,466	564,043	619,627
Rate	1.14%	0.81	0.73	0.54	0.41
Brokered time deposits	$1,527,793	1,651,920	983,423	815,515	761,159
Rate	1.75%	1.63	1.16	0.94	0.92

Total interest bearing deposits	$18,396,377	18,664,861	17,981,410	17,692,862	17,744,708
Rate	0.58%	0.54	0.46	0.41	0.39
Federal funds purchased and securities sold under repurchase agreements	$202,226	184,369	191,585	183,400	176,854

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)	2018	2017
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Rate	0.21%	0.15	0.08	0.10	0.09
Long-term debt	$2,127,994	1,713,982	1,985,175	2,270,452	2,184,072
Rate	2.32%	2.67	2.81	2.83	2.83

Total interest bearing liabilities	$20,726,597	20,563,212	20,158,170	20,146,714	20,105,634
Rate	0.76%	0.72	0.69	0.68	0.65

Non-interest bearing demand deposits	$7,391,695	7,621,147	7,305,508	7,298,845	7,174,146
Effective cost of funds	0.53%	0.50	0.48	0.48	0.46

Net interest margin	3.78%	3.65	3.63	3.51	3.42

Taxable equivalent adjustment	$116	234	283	298	309

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate (21% in 2018 and 35% in 2017), in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING BY TYPE

(Unaudited)

(Dollars in thousands)

Loan Type	Total Loans March 31, 2018	Total Loans December 31, 2017	1Q18 vs. 4Q17 % change (1)	Total Loans March 31, 2017	1Q18 vs. 1Q17 % change
Commercial, Financial, and Agricultural	$7,191,531	7,179,487	0.7%	$7,049,193	2.0%
Owner-Occupied	4,910,386	4,844,163	5.5	4,683,508	4.8

Total Commercial & Industrial	12,101,917	12,023,650	2.6	11,732,701	3.1
Multi-Family	1,479,573	1,492,159	(3.4)	1,638,250	(9.7)
Hotels	751,232	741,703	5.2	794,685	(5.5)
Office Buildings	1,464,473	1,499,834	(9.6)	1,552,817	(5.7)
Shopping Centers	782,580	791,311	(4.5)	902,954	(13.3)
Warehouses	583,645	581,410	1.6	533,262	9.4
Other Investment Property	557,547	563,648	(4.4)	594,084	(6.2)

Total Investment Properties	5,619,050	5,670,065	(3.6)	6,016,052	(6.6)
1-4 Family Construction	188,939	198,200	(18.9)	203,151	(7.0)
1-4 Family Investment Mortgage	569,965	583,419	(9.4)	659,346	(13.6)

Total 1-4 Family Properties	758,904	781,619	(11.8)	862,497	(12.0)
Commercial Development	65,371	70,062	(27.2)	65,376	(0.0)
Residential Development	104,137	114,079	(35.3)	130,653	(20.3)
Land Acquisition	288,265	299,463	(15.2)	392,710	(26.6)

Land and Development	457,773	483,604	(21.7)	588,739	(22.2)

Total Commercial Real Estate	6,835,727	6,935,288	(5.8)	7,467,288	(8.5)

Consumer Mortgages	2,663,371	2,633,503	4.6	2,350,730	13.3
Home Equity Lines	1,472,471	1,514,227	(11.2)	1,587,102	(7.2)
Credit Cards	226,713	232,676	(10.4)	224,349	1.1
Other Consumer Loans	1,606,799	1,473,451	36.7	922,018	74.3

Total Consumer	5,969,354	5,853,857	8.0	5,084,199	17.4

Unearned Income	(23,961)	(25,331)	(21.9)	(25,720)	(6.8)
Total	$24,883,037	24,787,464	1.6%	$24,258,468	2.6%

(1)	Percentage change is annualized.

NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	Total	Total		Total
	Non-performing	Non-performing	1Q18 vs. 4Q17	Non-performing	1Q18 vs. 1Q17
Loan Type	Loans	Loans	% change	Loans	% change
	March 31, 2018	December 31, 2017		March 31, 2017
Commercial, Financial, and Agricultural	$81,606	70,130	16.4%	$60,381	35.2%
Owner-Occupied	4,067	6,654	(38.9)	26,564	(84.7)

Total Commercial & Industrial	85,673	76,784	11.6	86,945	(1.5)
Multi-Family	1,028	1,241	(17.2)	1,556	(33.9)
Hotels	—	—	—	323	nm
Office Buildings	1,272	1,532	(17.0)	185	nm
Shopping Centers	89	165	(46.1)	—	nm
Warehouses	—	226	(100.0)	226	(100.0)
Other Investment Property	540	640	(15.6)	750	(28.0)

Total Investment Properties	2,929	3,804	(23.0)	3,040	(3.7)
1-4 Family Construction	—	—	—	306	nm
1-4 Family Investment Mortgage	2,634	2,849	(7.5)	8,497	(69.0)

Total 1-4 Family Properties	2,634	2,849	(7.5)	8,803	(70.1)

Commercial Development	44	45	(2.2)	205	(78.5)
Residential Development	3,220	3,257	(1.1)	9,033	(64.4)
Land Acquisition	1,311	2,495	(47.5)	5,114	(74.4)

Land and Development	4,575	5,797	(21.1)	14,352	(68.1)

Total Commercial Real Estate	10,138	12,450	(18.6)	26,195	(61.3)

Consumer Mortgages	7,708	7,203	7.0	19,874	(61.2)
Home Equity Lines	14,868	17,455	(14.8)	22,918	(35.1)
Other Consumer Loans	1,694	1,669	1.5	2,434	(30.4)

Total Consumer	24,270	26,327	(7.8)	45,226	(46.3)

Total	$120,081	115,561	3.9%	$158,366	(24.2)%

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)	2018	2017				1st Quarter
	First	Fourth	Third	Second	First	‘18 vs. ‘17
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Non-performing Loans	$120,081	115,561	97,838	159,317	158,366	(24.2)%
Impaired Loans Held for Sale (1)	6,591	11,278	30,197	127	8,442	(21.9)
Other Real Estate	4,496	3,758	10,551	19,476	20,425	(78.0)

Non-performing Assets	131,168	130,597	138,586	178,920	187,233	(29.9)
Allowance for loan losses	257,764	249,268	249,683	248,095	253,514	1.7
Net Charge-Offs - Quarter	4,280	8,979	38,099	15,678	6,919
Net Charge-Offs / Average Loans - Quarter (2)	0.07%	0.15	0.62	0.26	0.12
Non-performing Loans / Loans	0.48	0.47	0.40	0.65	0.65
Non-performing Assets / Loans, Impaired Loans Held for Sale, & ORE	0.53	0.53	0.57	0.73	0.77
Allowance / Loans	1.04	1.01	1.02	1.02	1.05

Allowance / Non-performing Loans	214.66	215.70	255.20	155.72	160.08
Allowance / Non-performing Loans (3)	241.49	238.44	336.35	217.07	204.94
Past Due Loans over 90 days and Still Accruing	$5,416	4,414	5,685	4,550	2,777	95.0
As a Percentage of Loans Outstanding	0.02%	0.02	0.02	0.02	0.01
Total Past Due Loans and Still Accruing	$54,150	52,032	84,853	66,788	62,137	(12.9)
As a Percentage of Loans Outstanding	0.22%	0.21	0.35	0.27	0.26
Accruing Troubled Debt Restructurings (TDRs)	$129,394	151,271	166,918	167,395	172,421	(25.0)

(1)	Represent impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	March 31, 2018	December 31, 2017	March 31, 2017
Tier 1 Capital	$2,924,284	2,872,001	2,758,794
Total Risk-Based Capital	3,443,096	3,383,081	3,274,612
Common Equity Tier 1 Ratio (transitional)	10.11%	9.99	9.86
Common Equity Tier 1 Ratio (fully phased-in) (5)	10.01	9.88	9.63
Tier 1 Capital Ratio	10.51	10.38	10.18
Total Risk-Based Capital Ratio	12.37	12.23	12.08
Tier 1 Leverage Ratio	9.37	9.19	9.13
Common Equity as a Percentage of Total Assets (2)	8.99	9.08	9.24
Tangible Common Equity as a Percentage of Tangible Assets (3) (5)	8.79	8.88	9.04
Book Value Per Common Share (4)	$23.85	23.85	23.19
Tangible Book Value Per Common Share (3)	23.27	23.27	22.62

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.
(5)	See “Non-GAAP Financial Measures” of this report for applicable reconciliation of GAAP measures.